Exhibit 99.1

For More Information:

www.bea.com/investors

BEA Reports Fourth Quarter and Fiscal Year Results;

AquaLogic Grows to 27% of Fourth Quarter License Revenue, Driven by

Customer Adoption of Service-Oriented Architecture

BEA Reports $367 Million in

Fiscal Year Operating Cash Flow

SAN JOSE, Calif.—Feb. 28, 2008—BEA Systems, Inc. (NASDAQ: BEAS), a world leader in enterprise infrastructure software, today announced results of its fiscal fourth quarter and fiscal year ended Jan. 31, 2008. BEA reported fourth quarter total revenues of $440.9 million, up 13% from last year’s fourth quarter. BEA reported fourth quarter license fees of $179.5 million, up 6% from a year ago, and services revenue of $261.4 million, up 17% from a year ago. BEA reported fourth quarter cash flow from operating activities of $123.0 million, compared to cash flow used in operating activities of $3.4 million a year ago.

For the fourth quarter on a generally accepted accounting principles (“GAAP”) basis, BEA reported operating income of $87.7 million, compared to a loss of $148.3 million a year ago. BEA reported fourth quarter GAAP net income of $75.7 million, and GAAP earnings per share of $0.18, compared to a net loss of $99.7 million and a net loss per share of $0.25 a year ago.

For the fourth quarter on a non-GAAP basis, BEA reported operating income of $119.3 million and operating margin of 27.1%, compared to $92.5 million and 23.6% a year ago. BEA reported fourth quarter non-GAAP net income of $97.8 million and non-GAAP earnings per share of $0.23, compared to $67.5 million and $0.16 per share a year ago. A description of the adjustments from GAAP to the non-GAAP presentation starts on page 3 of this release.

For the fiscal year ended Jan. 31, 2008, BEA reported total revenues of $1,535.8 million, a 10% increase over the fiscal year ended Jan. 31, 2007. BEA reported fiscal year license fees of $552.0 million, a 4% decrease compared to fiscal 2007, and services revenue of $983.8 million, a 19% increase over fiscal 2007. For fiscal 2008, BEA reported GAAP operating income of $231.3 million, net income of $208.2 million, and diluted net income per share of $0.50, compared to operating loss of $33.6 million, net income of $4.5 million and diluted net income per share of $0.01 for fiscal 2007. For fiscal 2008, BEA reported non-GAAP operating income of $351.9 million, operating margin of 22.9%, net income of $293.1 million, and diluted net income per share of $0.70, compared to operating income of $293.3 million, operating margin of

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BEA Systems Reports Fourth Quarter Results

February 28, 2008

20.9%, net income of $223.6 million and diluted net income per share of $0.55 for fiscal 2007. For fiscal 2008, BEA reported cash flow from operating activities of $366.9 million, compared to $204.4 million for fiscal 2007. BEA reported a balance of cash, cash equivalents, short-term investments and restricted cash of $1.5 billion. BEA also reported deferred revenues of $477.0 million, up 6% from a year ago.

“In the fourth quarter, BEA achieved our best license performance ever,” said Alfred Chuang, chairman and chief executive officer, BEA Systems, Inc. “Our team remained focused on customer success and execution, and they delivered. I am very proud of the team and their performance.”

“Customers, including many large global brands, continued to adopt BEA technology as the foundation of their SOA architectures. Our customers have used BEA’s products to power some of their most innovative and demanding business solutions. As enterprises use SOA to transform their businesses, BEA products and expertise help them achieve their business objectives,” Chuang said. “In the fourth quarter, SOA governance and integration continued to be key drivers, as both new and continuing BEA customers adopt our SOA vision.”

Proposed Acquisition by Oracle

As previously disclosed, on February 27, 2008, the Department of Justice and Federal Trade Commission granted early termination of the Hart-Scott-Rodino (“HSR”) review period for Oracle Corporation’s proposed acquisition of BEA. Also as previously announced, BEA has scheduled a special meeting of its stockholders, to be held at 10:00 a.m. Pacific time on Friday, April 4, 2008, to consider and vote on the proposed acquisition. The transaction still requires BEA stockholder approval and regulatory clearance from the European Commission and is subject to other closing conditions.

BEA Delivers Business Results for Key Customers and Expands Partnerships

Key customer, partner and end-user agreements signed in the quarter included Activos Para Telecomunicacion, Alberta Energy and Utilities Board, Alcatel Lucent Bell, ALTEC, American Chemical Society, AT&T, Bank Zachodni, Cajamar, CashEdge, Chicago Mercantile Exchange, China Mobile SiChuan, Cigna, Cingular Wireless, City of Edmonton, Dell, Comagas, Deutscher Wetterdienst, eHarmony, Fastweb, France Telecom, ICMA Retirement Corporation, Hanaro Telecom, Italtel, Kookmin Bank, La Caixa, Level 3 Communications, Michael Page International, MOLSS JingZhou, MOLSS GuangZhou, NET Servicos de Comunicacao, Pearson Education, Pegaso PCS sa De Cv/Tegularizacion Licencias, Petroleo Brasileiro, PFA Pension, Philips Lifeline, Research in Motion, Screwfix, Sempra Energy, Sensis, Telecom Italia, Telecom Personal de Argentina, Telefonica Moviles Argentina, Telefonica Moviles Espana, TIAA-CREF, United Airlines, Vertex Pharmaceuticals, and Vivo.

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BEA Systems Reports Fourth Quarter Results

February 28, 2008

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs and ISVs, including Airvana, Allegient Systems, Amdocs, CashEdge, Intec Billing, Magirus, Motive, Neptune Software, Research in Motion, SAS, Securus Technology, Sorenson Media Sterling and Wisor.

GAAP to Non-GAAP Reconciliation

This release includes non-GAAP operating income, non-GAAP net income and non-GAAP diluted net income per share data. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the items associated with BEA’s results of operations as determined in accordance with GAAP and these measures should only be used to evaluate BEA’s results of operations in conjunction with the corresponding GAAP measures.

Non-GAAP operating income consists of GAAP operating income excluding, as applicable, acquisition-related asset amortization, acquisition-related deferred compensation, acquisition-related in-process research and development, FAS123R expense, restructuring and separation charges (including facilities consolidations), stock option review expenses, 409A, stock option modifications, employee stock purchase plan bonus, land impairment charges, strategic advisor expenses and tender offer expenses. Non-GAAP net income consists of non-GAAP operating income and excludes, as applicable, net gains on minority interests in equity investments and net gains on retirement of convertible subordinated notes. Non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that BEA would accrue if it used non-GAAP results instead of GAAP results to calculate BEA’s tax liability. BEA may consider whether or not other items that arise in the future should also be adjusted from the non-GAAP financial measures reported.

Management believes it is useful in measuring BEA’s core continuing operations to exclude the following:

Acquisition-related intangible asset amortization, acquisition-related deferred compensation expense and acquisition-related in-process research and development expense because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management.

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BEA Systems Reports Fourth Quarter Results

February 28, 2008

FAS123R expense because it enhances investors’ ability to review BEA’s business from the same perspective as BEA management, who believes that FAS123R expense is not directly attributable to the underlying performance of BEA’s core continuing operations since it is a non-cash charge.

Land impairment charges because this cost was a one-time charge and not related to core operations.

Expenses associated with or as a result of our stock option review and restatement. Stock option review expenses include third party expenses resulting from the review and restatement. 409A expenses associated with remedying current and former employees Internal Revenue Code 409A and equivalent state tax exposure. The employee stock purchase plan bonus relates to payments made to certain employees who were unable to participate in the employee stock purchase plan due to the inability of the Company to issue shares during the stock option investigation. Stock option modifications primarily due to the extension of stock option exercise periods for former employees and withholdings for income and employment taxes associated with “reclassified” and “modified” stock options from incentive stock options (ISO) to non-qualified stock options (NQSO). Tender offer expenses relating to payments made to employees to compensate for re-pricing of options. These expenses should be excluded because they resulted from non-core operations and were incurred primarily from the fourth quarter of fiscal 2007 through the fourth quarter of fiscal 2008.

Strategic advisor expenses associated with shareholder activist activity, the Oracle acquisition offer and the related shareholder litigation. These expenses should be excluded because they result from non-core operations.

Management also believes it is useful to exclude gains on minority interest in equity investments and gains on retirement of convertible subordinated notes since these are not direct results from core continuing operations and, in the case of the minority interest in equity investments, are not under the control of BEA. The foregoing items excluded from BEA’s non-GAAP operations are consistently excluded by BEA’s management for internal planning and forecasting purposes as well as employee compensation decisions.

BEA believes that presenting its non-GAAP measures of operating income, net income and diluted net income per share provides investors with an additional tool for evaluating the performance of BEA’s business, which management uses in its own evaluation of performance, and an additional base line for assessing the future earnings potential of BEA. While GAAP results are more complete, BEA believes it is valuable to allow investors to have this supplemental measure, with reconciliation to GAAP, since it may provide additional insight into our financial results.

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BEA Systems Reports Fourth Quarter Results

February 28, 2008

About BEA

BEA Systems, Inc. (Nasdaq: BEAS) is a world leader in enterprise infrastructure software. Information about how BEA helps customers build a Liquid Enterprise™ that transforms their business can be found at bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://www.bea.com/investors/. The Internet broadcast will be available live, and a replay will be available following completion of the live call. In addition, investors will have the opportunity to access a telephone replay of the call through Mar. 28, 2008, by dialing (719) 457-0820, access code 7665438.

# # #

Copyright 1995-2007, BEA Systems, Inc. All rights reserved. BEA, BEA AquaLogic, BEA eLink, BEA WebLogic, BEA WebLogic Portal, BEA WebLogic Server, Connectera, Compoze Software, Jolt, JoltBeans, JRockit, SteelThread, Think Liquid, Top End, Tuxedo, and WebLogic are registered trademarks of BEA Systems, Inc. BEA Blended Application Development, BEA Blended Development Model, BEA Blended Strategy, BEA Builder, BEA Guardian, BEA Manager, BEA MessageQ, BEA microService Architecture, BEA SOA 360°, BEA Workshop, BEA WorkSpace 360°, Signature Editor, Signature Engine, Signature Patterns, Support Patterns, Arch2Arch, Arch2Arch Advisor, Dev2Dev, Dev2Dev Dispatch, Exec2Exec, Exec2Exec Voice, IT2IT, IT2IT Insight, Business LiquidITy, and Liquid Thinker are trademarks of BEA Systems, Inc. BEA Mission Critical Support, BEA Mission Critical Support Continuum, BEA SOA Self Assessment, and Fluid Framework are service marks of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties. All other trademarks are the property of their respective companies.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding customer adoption of BEA products, the proposed merger with Oracle Corporation, and BEA’s use of non-GAAP financial metrics and the value of such metrics in assessing BEA’s future earnings and financial results. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the risk that Nasdaq may de-list BEA’s common stock for failure to comply with any Nasdaq listing requirement; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that me be instituted against BEA and others following announcement of the proposal or the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval; the inability to obtain necessary regulatory approvals required to complete the merger; the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger; the ability to recognize the benefits of the merger or of any combination of BEA and Oracle; quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the markets for SOA, service infrastructure, VOIP and telecommunications software, and overseas markets such as China; changes in the standards or technologies used in the

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BEA Systems Reports Fourth Quarter Results

February 28, 2008

SOA, telecommunications and portal markets that could render our products less competitive; declines in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those consummated at the end of our quarters; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; BEA’s ability to integrate new technology and personnel as a result of acquisitions; the length of BEA’s sales cycle; the acceptance of BEA’s products by channel partners; the success of BEA’s channel partners; rapid technological change; potential software defects (particularly with regard to newly introduced and planned products); BEA’s ability to retain and hire key personnel; misinterpretations resulting from the provision of non-GAAP financial information.

These and other risks are set forth in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and elsewhere in BEA’s Form 10-K for the fiscal year ended January 31, 2007 that was filed with the Securities and Exchange Commission on November 15, 2007. Many of the factors that will determine the outcome of the subject matter of this release are beyond BEA’s ability to control or predict. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

Important Additional Information Regarding the Proposed Merger

In connection with the proposed merger, on February 7, 2008, BEA filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are advised to read the preliminary proxy statement and, when it becomes available, the definitive proxy statement, as well as any other relevant documents filed with the SEC when they become available, because they will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the proxy statements and other documents filed by BEA at the SEC website at http://www.sec.gov. The proxy statements and other documents filed by BEA with the SEC also may be obtained for free at BEA’s Internet website at www.bea.com/investors or by writing to BEA Systems, Inc., 2315 North First Street, San Jose CA 95131, Attn: Investor Relations Department. In connection with the special meeting of BEA stockholders to approve the adoption of the merger agreement, BEA will mail copies of the definitive proxy statement to BEA stockholders who are entitled to attend and vote at the special meeting.

The information in the preliminary proxy statement is not complete and may be changed. Before making any voting or investment decisions with respect to the proposed acquisition or any of the other matters with respect to which BEA’s stockholders will be asked to vote pursuant to the proxy statement, BEA’s stockholders are urged to read the definity proxy statement and other documents filed by BEA when they become available.

Contact Information:

Investor Contact:

Kevin Faulkner

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

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BEA Systems Reports Fourth Quarter Results

February 28, 2008

Media and Industry Analyst Contact:

Kevin Hayden

BEA Systems, Inc.

+1-408-570-8017

kevin.hayden@bea.com

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BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	Three Months Ended January		Twelve Months Ended January
	2008	2007	2008	2007
Revenues:
License fees	$179,473	$168,735	$552,022	$573,470
Services	261,419	223,091	983,758	828,879

Total revenues	440,892	391,826	1,535,780	1,402,349

Cost of revenues:
Cost of license fees	12,997	17,413	60,969	64,221
Cost of services	78,270	70,441	297,721	269,105

Total cost of revenues	91,267	87,854	358,690	333,326

Gross profit	349,625	303,972	1,177,090	1,069,023

Operating expenses:
Sales and marketing	151,503	146,525	542,124	524,970
Research and development	62,944	63,392	240,130	232,960
General and administrative	47,268	40,251	161,814	138,255
Acquisition-related in-process research and development	—	—	—	4,400
Restructuring charges	165	454	1,770	454
Impairment of Land	—	201,615	—	201,615
Total operating expenses	261,880	452,237	945,838	1,102,654

Income from operations	87,745	(148,265)	231,252	(33,631)
Interest and other, net	15,651	10,515	57,231	44,317

Income before provision for income taxes	103,396	(137,750)	288,483	10,686
Provision for income taxes	27,676	(38,019)	80,302	6,186

Net income	$75,720	$(99,731)	$208,181	$4,500

Net income per share:
Basic	$0.19	$(0.25)	$0.52	$0.01

Diluted	$0.18	$(0.25)	$0.50	$0.01

Shares used in computing net income per share:
Basic	406,440	397,420	400,340	394,100

Diluted	423,520	413,960	416,540	410,120

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BEA SYSTEMS, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING MEASURES

INCOME FROM OPERATIONS, NET INCOME AND DILUTED NET INCOME PER SHARE

(in thousands, except for per share data)

(unaudited)

The following tables reconcile the Company's income from operations, net income and diluted net income per share as presented in its unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles ("GAAP") with non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share. The Company's non-GAAP income from operations excludes acquisition-related intangible asset amortization, acquisition-related deferred compensation expense, acquisition-related in-process research and development expenses, FAS123R expense, stock option review expenses, separation costs, strategic advisor expenses, 409A expenses, restructuring charges, impairment, stock option modification expense and tender offer expenses. The Company's non-GAAP net income and non-GAAP diluted net income per share consists of non-GAAP income from operations and excludes net gains on minority interests in equity investments and net gains on retirement of convertible subordinated notes. In addition, the Company's non-GAAP net income and non-GAAP diluted net income per share are adjusted for the tax effect related to those items that have been excluded from the non-GAAP results.

	For the Three Months Ended		For the Twelve Months Ended
	January 31, 2008	January 31, 2007	January 31, 2008	January 31, 2007
GAAP Income from operations	$87,745	$(148,265)	$231,252	$(33,631)
Adjustments:
Acquisition-related intangible asset amortization	4,278	10,149	30,529	38,349
Acquisition-related deferred compensation expense	(325)	3,300	4,683	11,520
Acquisition-related in-process research and development	—	—	—	4,400
Restructuring charges	165	454	1,770	454
Impairment of Land	—	201,615	—	201,615
FAS123R expense	9,785	11,998	37,614	54,419
Stock option review expenses	1,521	5,140	15,098	7,188
Employee stock purchase plan bonus	—	8,940	—	8,940
Separation costs	35	—	7,020	—
Strategic advisor expenses	10,323	—	11,754	—
409A expense	2,750	—	7,258	—
Stock option modification	(379)	(844)	1,532	83
Tender Offer	3,365	—	3,365	—

Non-GAAP Income from operations	$119,263	$92,487	$351,875	$293,337

	For the Three Months Ended		For the Twelve Months Ended
	January 31, 2008	January 31, 2007	January 31, 2008	January 31, 2007
GAAP Net Income	$75,720	$(99,731)	$208,181	$4,500
Adjustments:
Acquisition-related intangible asset amortization	4,278	10,149	30,529	38,349
Acquisition-related deferred compensation expense	(325)	3,300	4,683	11,520
Acquisition-related in-process research and development	—	—	—	4,400
Restructuring charges	165	454	1,770	454
Impairment of Land	—	201,615	—	201,615
FAS123R stock compensation expense	9,785	11,998	37,614	54,419
Net gains on minority interest in equity investments	—	(104)	(1,132)	(11,076)
Net gains on retirement of convertible subordinated notes	—	—	—	(818)
Stock option review expenses	1,521	5,140	15,098	7,188
Employee stock purchase plan bonus	—	8,940	—	8,940
Separation costs	35	—	7,020	—
Strategic advisor expenses	10,323	—	11,754	—
409A expense	2,750	—	7,258	—
Stock option modification	(379)	(844)	1,532	83
Tender offer	3,365	—	3,365	—
Income tax adjustments	(9,462)	(73,425)	(34,528)	(95,978)

Non-GAAP Net Income	$97,776	67,492	$293,144	$223,596

Non-GAAP diluted net income per share	$0.23	$0.16	$0.70	$0.55
Diluted shares outstanding	423,520	413,960	416,540	410,120

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BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	January 31, 2008	January 31, 2007
	(unaudited)	(*)
ASSETS
Current assets:
Cash and cash equivalents	993,684	$867,294
Restricted cash	837	1,413
Short-term investments	508,071	313,941
Accounts receivable, net	395,890	394,799
Deferred tax assets	81,991	56,767
Prepaid expenses and other current assets	72,548	46,126

Total current assets	2,053,021	1,680,340

Property and equipment, net	194,867	144,471
Acquired intangible assets, net	265,709	301,957
Long-term investments	17,475	93,528
Long-term restricted cash	2,597	2,372
Long-term deferred tax assets	129,620	166,027
Other long-term assets	9,359	10,147

	2,672,648	$2,398,842

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	262,821	354,858
Deferred revenues	476,985	449,282
Current portion of convertible subordinated notes	—	—
Current portion of notes payable and other obligations	988	1,302

Total current liabilities	740,794	805,442

Notes payable and other long-term obligations	173,744	228,790
Long-term portion of convertible subordinated notes	—	—

Stockholders' equity:
Common stock and additional paid-in capital	2,080,438	1,903,113
Retained earnings	125,899	(72,416)
Deferred compensation	—	—
Treasury stock	(478,249)	(478,249)
Accumulated other comprehensive income	30,022	12,162

Total stockholders' equity	1,758,110	1,364,610

	2,672,648	$2,398,842

(*) Derived from audited consolidated financial statements.

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